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                                                                    EXHIBIT 10.2



                              INVESTMENT AGREEMENT
                    $3,500,000 OF CONVERTIBLE PREFERRED STOCK

                  THIS INVESTMENT AGREEMENT, dated as of March 10, 1999, is by and between ACTEL INTEGRATED COMMUNICATIONS, INC. (the "Company") and MURDOCK COMMUNICATIONS CORPORATION (the "Investor").

                  1. Purchase and Sale of Securities. Subject to the terms, covenants and conditions of this Agreement, the Company will issue and sell, and the Investor shall buy, shares of the Company's Series A Convertible Preferred Stock (the "Shares").

                  1.1 Consideration. The consideration to be paid by the Investor for the Shares to be issued to and purchased by it is $1.00 per Share ("Share Price"). The Investor has already advanced $1,078,069.32 to the Company to be applied to the purchase of 1,078,069.32 Shares to be issued, at the Closing, to the Investor.

                  1.2 Requests for Funds. Upon any and all requests by the President or the Board of Directors of the Company, the Investor will advance to the Company additional funds up to an aggregate of $3,500,000, including funds previously advanced, to be applied to the purchase of Shares at the Share Price ("Requests for Funds"). If the Investor fails to comply with any Request for Funds within fourteen (14) days of such Request for Funds, (a) the Board of Directors may elect not to sell the Investor any additional Shares, and may issue all remaining Shares to raise capital from other sources, (b) Investor shall be entitled to select only one member to the Board of Directors. The Shares shall have the rights and preferences set forth in the Statement of Terms attached hereto as Exhibit B to this Agreement (the "Statement of Terms"), which is incorporated herein by reference.

                  1.3 Option. The President or the Board of Directors of the Company may request funding in excess of $3,500,000 from Investor ("Additional Requests for Funds"), and if Investor satisfies all such requests within fourteen (14) days of each request, then upon the earliest of the following events, the Company shall grant Investor at no additional cost or expense an option ("Option") to acquire 3,900,000 shares of common stock ("Option Shares"):
(a) all shares of common stock of the Company are listed on a national securities exchange, or (b) all of the common stock or substantially all of the assets of the Company are acquired, assigned, or transferred to or exchanged for the publicly traded stock of a third party. The date on which the Company is required to grant the Option to Investor pursuant to this Paragraph 1.3 shall be referred to herein as the "Option Date."

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                  1.3.1 Notice. The Company shall deliver to Investor forty-five
(45) days prior written notice of its intent to cause either of the events described above in (a) and (b), with the Option in writing conditioned on the occurrence of either such event and effective on the Option Date.

                  1.3.2 Exercise and Reservation of Shares. Investor may exercise its option at any time on or after the Option Date. So long as Investor timely complies with all Additional Requests for Funds before the Option Date, the Company shall not issue or affect in any manner whatsoever the shares of common stock necessary to permit Investor to exercise its Option and acquire the Option Shares. However, if Investor elects to not satisfy any Additional Request for Funds, the Company may issue all authorized but unissued shares of common stock to any parties pursuant to terms and conditions it deems appropriate.

                  1.3.3 Reduction of Option Shares. If Investor elects to satisfy any but not all Additional Requests for Funds before either of the events described in 1.3(a) and (b) above, the Company shall grant Investor an Option pursuant to the terms set forth in Sections 1.3. and 1.3.1, except that the number of Option Shares shall be reduced from 3,900,000 to the number of shares of common stock that are unissued and not committed for other purposes on the Option Date.

                  2. The Closing. Subject to the conditions hereof, the transactions described herein will be closed (the "Closing") at 9:00 A.M. at the offices of the Company and/or at such other place as all the parties hereto may agree on March 10, 1999 (the "Closing Date").

                  3. Conditions to Closing. All of the obligations of the Investor to purchase the Shares are subject to the accuracy on the Closing Date of all the representations and warranties by the Company contained herein, and to the performance by the Company of all the terms, covenants and conditions on its part to be performed hereunder on or prior to the Closing Date, and to the satisfaction of the following additional conditions precedent:

                       3.1 Opinion of Counsel. The Investor shall have received from counsel for the Company, a favorable opinion, dated the date hereof, addressed to the Investor, confirming the Company's due organization, the authorization and enforceability of this Investment Agreement and the valid issuance of the Shares.

                       3.2 Charter Documents. The Investor shall have received a copy of the Articles of Incorporation of the Company, as amended to incorporate the Statement of Terms, certified by the Secretary of the Company. The Investor shall also have received a copy of the Company's By-Laws.






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                       3.3 Corporate Resolutions. A copy of the resolutions
adopted by the Company's Board of Directors and shareholders (if necessary), certified by the Secretary of the Company, authorizing and approving (a) the execution, performance and delivery of this Investment Agreement, (b) the issuance of the Shares, and (c) the other transactions contemplated hereby, shall have been delivered to the Investor.

                       3.4 Proceedings and Documents. All proceedings taken or to be taken in connection with the transactions contemplated by this Investment Agreement to be consummated at, or prior to, the execution and Closing hereof and all other documents, schedules, exhibits, opinions and certificates in connection therewith shall each be satisfactory in form and substance to the Investor, and the Investor shall have received copies of all such documents and all other documents which the Investor has requested in connection with said transactions and of all corporate proceedings in connection therewith, in form and substance satisfactory to the Investor.

                       3.5 Board Agreement. The Company and the Investor shall have entered into the Support, Voting, and Board Composition Agreement attached hereto as Exhibit A.

                  4. Representations and Warranties. In order to induce the Investor to purchase the Shares, the Company makes the following representations and warranties as of the Closing Date :

                       4.1 Existence and Rights. The Company is a corporation duly organized and validly existing under the laws of the State of Alabama. The Company has delivered to the Investor a true, complete and correct copy of the Articles of Incorporation and By-Laws, including all amendments thereto, in effect or to be in effect as of the Closing. The Company has all corporate power and authority to own and operate its assets and carry on its business. The Company has the corporate power and adequate authority to enter into and perform this Investment Agreement and to issue the Securities to be issued hereunder.

                       4.2 Agreement Authorized. The execution and delivery of this Investment Agreement and the other agreements referred to herein and the performance by the Company of each of their respective terms, covenants and agreements are not in contravention of, or in conflict with, any law, ordinance, regulation, governmental license, approval or tariff known to the Company or any order or decision of any court, any term or provision of the Company's Articles of Incorporation or By-Laws, or the terms of any agreement, restriction or undertaking to which the Company is a party or by which it is bound. The execution and performance of this Investment Agreement by the Company are




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duly authorized. All action on the part of the Company, and all necessary or appropriate approvals and consents for the due execution, delivery and performance of this Investment Agreement, including the creation, issuance and sale of the Shares, have been duly and validly obtained or taken. This Investment Agreement constitutes, and on the Closing Date will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium and similar laws of general application affecting creditors' rights, and except as enforcement may be limited by general equitable principles.

                       4.3 Capitalization.

                           (a) Following issuance to the Investor of the Shares,
and immediately after the Closing: (i) the entire authorized capital stock of the Company will consist of 10,000,000 shares of common stock of a par value of $ per share (the "Common Stock") and 3,500,000 shares of Series A Convertible Preferred Stock of a par value of $1.00 per share (the "Series A Preferred"); and (ii) the Company's issued and outstanding capital stock will consist of 1,000,000 shares of Common Stock and 1,078,069.32 shares of Series A Preferred. Except for certain stock appreciation rights to be approved by the Company's Board of Directors, the Company does not have, and on the Closing Date will not have, any outstanding subscriptions, options, warrants or other rights for the issuance or purchase of any stock or other securities, nor any securities convertible or exchangeable for any of its stock or other securities, or any understandings or commitments of any kind for the issuance of stock or securities convertible into stock or other securities, and the Company is under no contractual obligation to register under the Securities Act of 1933 any of its presently outstanding securities or any of its securities that may subsequently be issued. Assuming the payment by the Investor of the consideration for the Shares, the Shares will be, when issued, duly and validly issued, fully paid and nonassessable.

                       4.4 Subsidiaries, Other Investments. The Company has no subsidiaries, or any investment in any other business or corporation. For the purpose of this Agreement the term "Subsidiary" or "Subsidiaries" means any corporation or other entity of which the securities having a majority of the voting power in electing the Board of Directors are owned by the Company either directly or by another subsidiary.

                       4.5 Litigation. To the knowledge of Company, there is no litigation or other proceeding (including any government proceedings or investigation) pending or, to the knowledge of the Company, threatened against or affecting, the Company, or the assets of the Company, or which questions the validity of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement. Without limiting the generality





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of the foregoing, to the knowledge of the Company, there is no pending or threatened action, proceeding or investigation involving the prior employment or consultancy of any of the Company's employees or consultants or their use of any information or techniques alleged to be proprietary to any other person or business. To the knowledge of the Company there is no basis for any of the foregoing. Notwithstanding the foregoing, Investor acknowledges that the Company has and will have from time to time transactional and adjudicatory matters pending before state public service commissions and other regulatory bodies, including without limitation, applications for certificates of authority and requests for letters of nonopposition. Further, Investor is aware and has possession of correspondence dated February 5, 1999 from ALLTEL Corporation and a complaint filed by Alltel in the United States District Court for the Southern District of Alabama demanding that the Company cease and desist its use of the name "Actel."

                       4.6 Indebtedness. The Company has no outstanding Indebtedness (as defined herein), except for liabilities reflected on the balance sheet and accounts payable journals delivered to the Investor prior to Closing. "Indebtedness" means all obligations which, in accordance with generally accepted accounting principles, are normally classified upon a balance sheet as liabilities, but excludes any and all indebtedness incurred in the ordinary course of business between the date of the Balance Sheet and the Closing.

                       4.7 Compliance with Laws, Instruments, Etc. To the Company's knowledge, the Company is not in violation in any material respect of its Articles of Incorporation or By-Laws, as amended, or, any applicable law, statute or regulation of any federal, state, municipal or other governmental or quasi-governmental agency, board, bureau or body relating to the conduct of its business or maintenance, operation or use of the assets of the Company. To the Company's knowledge, the Company is not in violation or default in any material respect with respect to any order, license, regulation or demand of any court or governmental agency, or in default in any material respect under any indenture, mortgage, lease, agreement or other instrument under which it is bound. The Company has complied with and performed each and every material obligation required to be complied with and performed pursuant to each contract, lease, license, mortgage, indenture, instrument and other agreement to which it is bound or obligated, and there is no material default by the Company, and to its knowledge, by any other party thereto, under any such contract, lease, license, mortgage, indenture, instrument or other agreement now existing, or which would come into existence with the passage of time, the giving of notice, or both.

                       4.8 Securities Laws. The sale and delivery of the Shares (based upon the Investor's representations in section 8), are exempt from the requirement of registration under the Securities Act of 1933, as amended ("Securities Act") and applicable state "Blue Sky" laws.





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                       4.9 Brokers. The Company has not incurred any liability
for any finders' fees, brokerage fees or similar fees or expenses in connection with entering into this transaction with the Investor.

                       4.10 Related Transactions. Except for matters disclosed on Schedule 4.10 and compensation to current employees, and disregarding any relationship with the Investor or any subsidiary of the Investor, no current or former officer or managerial employee of the Company (or any person actually or constructively related to such director, officer, managerial employee or shareholder within the meaning of section 267(a) of the Internal Revenue Code), is presently:

                           (a) A party to any material transaction with the
Company (including, but not limited to, any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such officer or employee or such associate);

                           (b) The direct or indirect owner of any interest of
greater than one (1%) percent in any corporation, firm, association or business organization which is a competitor or a potential competitor or supplier of the Company; or

                           (c) The recipient of income from any source other
than the Company which should properly accrue to the Company.

                       4.11 Employee Matters. To the Company's knowledge, no officer or employee of the Company has entered into any agreement which is now in effect with any person, corporation, partnership or business organization other than the Company requiring such person to assign any interest in any invention or trade secrets or to keep confidential any trade secrets or other proprietary information or containing any prohibition or restriction on competition or solicitation of customers.

                       4.12 Bank Accounts. Schedule 4.12 hereto contains a true, complete and correct list of each bank or other depository account or safe deposit box maintained by the Company, including the name of the bank or other depository and the names and titles of all persons authorized to draw thereon or having access thereto.

                       4.13 Disclosure. To the Company's knowledge, neither this Agreement nor any of the schedules, attachments, written statements, documents, certificates or other items required hereby contain any untrue statement of a






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material fact or omit a material fact necessary to make each such statement contained herein or therein not misleading.

                  5. Affirmative Covenants. From and after the Closing Date and so long as the Investor owns any of the Shares or at least fifty-one (51%) percent of the outstanding Common Stock or the Company is indebted to the Investor, the Company shall comply with each of the following actions:

                       5.1 Payment of Dividends. The Company shall duly make all dividend payments on the Shares, as the same become due and payable, in accordance with the Statement of Terms, and shall otherwise comply with the Statement of Terms.

                       5.2 Taxes. The Company shall accurately prepare all tax returns required by law to be filed on behalf of the Company. The Company promptly shall pay and discharge all taxes, assessments and governmental charges or levies imposed by applicable law upon it or upon its income or profit, or upon its properties, real, personal or mixed.

                       5.3 Maintain Corporate Rights and Facilities. The Company shall maintain and preserve its corporate existence and shall use its best efforts to acquire, maintain and preserve all its rights, franchises and qualifications adequate for the conduct of its business and the ownership of its properties.

                       5.4 Insurance. The Company shall maintain insurance against all such liabilities, hazards and risks (including without limitation product liability claims), and in at least such amounts (in the case of property casualty insurance at least replacement cost), as are usually carried by persons engaged in the same or a similar business. All such insurance shall be effected under valid and enforceable policies issued by insurers of recognized responsibility, except that the Company may effect worker's compensation or similar insurance in respect of operations in any state or other jurisdiction through an insurance fund operated by such state or other jurisdiction.

                       5.5 Financial Reports. The Company shall provide the Investor with monthly and annual financial statements. All such financial statements will be prepared according to GAAP.

                       5.6 Budget. On or before 30 days prior to the end of each fiscal year commencing with the fiscal year ending December 31, 1999, the Company shall furnish to the Investor a business plan for the Company (including an operating and capital budget) for each of the next two succeeding fiscal years and projections of (i) the balance sheet of the Company at the end of each such fiscal year, (ii) statements of income and expense and of shareholders' equity of





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the Company for each of such fiscal years, (iii) statements of cash flow of the
Company for each such fiscal year, and (iv) a budget of capital expenditures to be incurred by the Company for each such fiscal year. The Company shall, promptly upon any material revision of the foregoing, provide such revisions to the Investor. The business plan referred to above shall include management's intentions with regard to anticipated significant business developments or objectives of the Company.

                       5.7 Books and Records; Inspection. The Company shall keep proper, complete and accurate books of record and account. The Investor upon reasonable notice and during regular business hours shall have the right to visit and inspect any of the properties, books and records of the Company (and to make copies and take extracts therefrom), to discuss the Company's affairs, finances and accounts with, and be advised of the same by, its directors, officers, employees, consultants, legal counsel and independent accountants.

                       5.8 Maintain Properties. The Company shall keep its properties in good repair, working order and condition, ordinary wear and tear excepted, and from time to time make all prudent, needful or proper repairs, replacements, extensions, additional betterments and improvements thereto, so that the business carried on by the Company may be efficiently conducted at all times in accordance with sound business management.

                       5.9 Compliance with Instruments, Laws, Etc. The Company shall comply in all material respects with the terms, requirements, restrictions and limitations of any applicable law, statute or regulation of any federal, state, municipal or other governmental or quasi-governmental agency, board, bureau or body materially relating to the conduct of its business and maintenance and operation of its respective properties and shall further comply with and perform the terms, conditions and covenants contained in any contract, lease, license, mortgage, indenture, instrument or other agreement under which the Company is obligated.

                       5.10 Notices. Upon the Company's obtaining knowledge of any of the following, promptly notify in writing the Investor of the same and what action the Company proposes to take, and shall thereafter keep the Investor fully informed, with respect thereto:

                           (a) Any material breach of or default by the Company
in the fulfillment of any of the terms, covenants or conditions of this Agreement or any loan agreement or material contract or governmental license, permit or tariff by which it is bound or to which it is a party, or the existence or occurrence of any condition, event, act or omission which, with the giving of notice or the passage of time or both, would constitute an Event of Default under






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this Agreement (as defined in section 7) or under any loan agreement or material contract, or governmental license, permit or tariff by which it is bound or to which it is a party.

                           (b) Any material litigation, investigation,
administrative proceeding or determination, fine, penalty or other materially important dispute to which the Company is a party or by which it is affected.

                           (c) Any material change or modification in existing
contracts, agreements or commitments to which the Company is a party or is bound.

                           (d ) Any inquiry, offer or proposal of whatever kind
(whether written or oral) which it receives from any person concerning the possible sale, merger or other acquisition of the Company, or any portion thereof, and which it deems to be bona fide. Promptly after the Company becomes aware of any such offer or proposal made to any of its shareholders, it shall advise the Investor of the same.

                       5.11 Board of Directors. The Company's Board of Directors shall initially consist of four members, and meetings shall be held at least monthly. Prior to September 30, 1999 providing Investor has complied with all Requests for Funds, and thereafter providing that the Investor has purchased 3,500,000 shares of Series A Convertible Preferred Stock, the Board of Directors shall be constituted in accordance with Exhibit A attached hereto and made a part hereof. The By-Laws of the Company shall contain a provision for indemnification of directors, to the extent permitted by applicable law and as otherwise satisfactory to the Board of Directors . The Investor's representatives shall be entitled to whatever director's fee and other remunerations as are paid by the Company to outside directors and shall be reimbursed promptly for all reasonable out-of-pocket expenses incurred in connection with such representatives' service to the Company. The Company shall furnish the Investor, at least 48 hours in advance, with copies of the agenda for each Board of Directors and shareholders' meeting and shall furnish copies of the minutes of all Board of Directors and shareholders' meetings within 7 days after such meeting. The Investor's nominees shall be entitled to submit agenda items to meetings of the Board of Directors and any committees thereof, and the Investor's nominees shall be entitled to be members of any committees of the Board of Directors that are established.

                  6. Negative Covenants. From and after the Closing Date and so long as the Investor holds any of the Shares or at least fifty-one ( 51%) percent of the outstanding Common Stock or the Company is indebted to the Investor, the Company will not do or take any of the following actions without the consent of






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the Investor or the prior consent of a majority of the Company's Board of
Directors:

                       6.1 Stock Redemption. Purchase or otherwise acquire, redeem or retire any Common Stock or preferred stock or other securities of the Company, excluding (a) the purchase, pursuant to a buy/sell agreement approved by the Board of Directors of the shares of Common Stock held by the current shareholders of the company and (b) any rights granted pursuant to any employee benefit plan approved by a majority of the Board of Directors, or agree or commit to do any of the foregoing.

                       6.2 Investments, Loans and Advances. Make or have outstanding any loans or advances to, or investments in (through the acquisition of securities or stock or otherwise), any other person, firm, or corporation, except:

                           (a) Advances in the ordinary course of business to
suppliers in respect to the purchase of supplies or equipment;

                           (b) By endorsement of negotiable instruments for
deposit or collection in the ordinary course of business;

                           (c) Investments in obligations of the United States
Government or deposits in or certificates of deposit issued by financial institutions;

                           (d) Travel and other advances to employees in the
ordinary course of business; or

                           (e) Investments in commercial paper and/or money
market funds.

                       6.3 Acquisition or Sale of Business; Merger or Consolidation. Purchase or otherwise acquire the stock, shares, or other securities, or the assets or business, of any person or other entity; or liquidate, dissolve, merge, consolidate, reorganize, recapitalize or otherwise alter its legal status or commence any proceedings therefor; or sell, lease, transfer, or dispose of, in any way, any personal or real property assets, except assets sold or leased in the ordinary and normal course of business; or assign or transfer any substantial part of its intangible business rights necessary for the continuance of its business as now conducted or planned.

                       6.4 Change Capital Structure. Increase or decrease the number of its authorized shares, or vary or alter the terms, par value or rights of shares of any class or type of stock, or issue or agree to issue any stock or other securities of the Company, or any options, warrants or other rights to acquire such






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Common Stock or other equity securities, or securities convertible into Common
Stock or other equity securities of the Company or create any new class of stock of the Company.

                       6.5 Officers' Salaries and Loans. Compensation for each officer and managerial employee of the Company shall not exceed the amounts established from time to time by the Board of Directors. The term "compensation", for purposes of this section, shall include all remuneration for services rendered, whether such payment be called salary, bonus, drawing account, profit sharing, withdrawals or other form of recompense (but shall not include fringe benefits, such as health and life insurance generally available to all salaried employees). No loans or advances, either direct or indirect, will be made by the Company to any officer, consultant, managerial employee, director or shareholder, or to any person actually or constructively related to any of the foregoing within the meaning of section 267(a) of the Internal Revenue Code; provided, however, that the Company may make reasonable advances to employees for documented, reimbursable travel and entertainment expenses to be incurred with respect to business of the Company.

                       6.6 Amend, Violate Charter, Etc. Amend or change its Articles of Incorporation or By-Laws, or violate or breach any of the provisions thereof.

                       6.7 Dealings with Insiders. Allow or permit any director, officer, managerial employee, consultant or shareholder (other than the Investor), or persons actually or constructively related to such director, officer, employee, consultant or shareholder (within the meaning of section 267(c) of the Internal Revenue Code) to have either directly or indirectly an interest in any corporation, partnership, proprietorship, association or other person or entity which furnishes, rents or sells services or products to the Company or to which the Company furnishes, rents or sells services or products. For the purposes of this section, there shall be disregarded any relationship with the Investor, or any subsidiary of the Investor, or any interest which arises solely from the ownership of less than a 1% equity interest in any corporation whose stock is regularly traded on any national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System and in which such person has no other role.

                       6.8 Dividends. Declare or pay any dividends, or make other distributions, in cash, property or stock, with respect to the Common Stock.

                       6.9 Pension and Profit Sharing Plan or Arrangements. Establish or make any contribution to any employee pension benefit plan, or other pension or profit sharing plan or arrangement, whereby any part of the profits or earnings of the Company is shared with any person, firm or corporation.






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                       6.10 Permitted Indebtedness. Create, incur, assume or
suffer to exist any new indebtedness, liability, guaranty or indemnity of any kind, whether accrued, absolute, contingent or otherwise, except: (a) borrowings from financial institutions, not in excess of $100,000; (b) current trade payables and expenses incurred in the ordinary course of business; (c) wages or other compensation due to employees and agents of the Company for services actually performed; (d) liabilities for customer deposits in reasonable amounts obtained in the ordinary course of business; (e) liabilities for taxes not yet due; and (f) purchase money indebtedness for capital expenditures allowed by section 6.12, provided any security therefor complies with section 6.11(d).

                       6.11 Liens. Create or suffer to exist, any claim, assessment, pledge, security interest, mortgage, encumbrance or other lien in favor of any person, including the lien of a conditional seller, upon any of its properties or assets, now owned or hereafter acquired, including treasury shares; provided, however, that this restriction shall not be applicable to nor prevent the following:

                           (a) Liens for taxes, assessments or governmental
charges not delinquent or being contested in good faith; undetermined liens and charges incident to construction and not resulting from any delinquent obligation for the payment of money on account of such construction; the lessor's rights in leasehold property, and easements, restrictions, minor title irregularities and similar matters which have no adverse effect as a practical matter upon the ownership and use of the properties;

                           (b) Liens or deposits in connection with indebtedness
not in violation of section 6.10 above, workmen's compensation or other insurance or to secure customs duties, public or statutory obligations or mechanics or materialmen's claims not delinquent; or to secure performance of contracts or bids (other than contracts for the payment of money borrowed), or deposits required by law or governmental regulations or by a court order, decree, judgment or rule as a condition to the transaction of business or the exercise of any right, privilege or license or other liens of a like nature made in the ordinary course of business;

                           (c) Liens in favor of the Investor; and

                           (d) Purchase money mortgages or liens on any property
acquired after the date hereof to be used by the Company in the normal course of its business and created or incurred simultaneously with the acquisition of such property, if such mortgage or lien is limited to the property so acquired and the indebtedness secured by such mortgage or lien does not exceed 80% of the purchase price of such property.






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                       6.12 Capital Expenditures. Make or incur any
expenditures, indebtedness, or lease obligations for fixed assets in excess of $250,000 in the aggregate within any 12-month period.

                       6.13 Changes in Management or Business. Make any change in the officers of the Company or make any significant change in the nature of the Business. The Company will not enter into any agreements which would restrict the Company's right or ability to perform under this Agreement or its Articles of Incorporation or By-Laws.

                       6.14 Changes in Accounting Period or Methods. Change the Company's fiscal year from the year ending December 31 or change any accounting method employed in the preparation of its financial statements.

                  7. Events of Default and Remedies.

                       7.1 Events of Default. So long as any of the Shares are still owned by the Investor, any one or more of the following shall constitute an "Event of Default" as the term is used herein, provided the Company has not cured such Event of Default within ten (10) days of written notice of same:

                           (a) Default in the payment on the required due date
of dividends declared on the Shares pursuant to section 2(b) of the Statement of Terms;

                           (b) Default shall occur under the provision of any
indenture, loan agreement or other instrument under which any evidence of indebtedness of the Company has been or may be issued;

                           (c) Default shall occur in the observance or
performance by the Company of any term, covenant or other provision of this Investment Agreement, or any other agreement executed in connection herewith which is not remedied to the Investor's satisfaction within 15 days after written notice thereof to the Company;

                           (d) If any representation or warranty made by the
Company herein, or made by the Company in any exhibit, statement or certificate attached to this Investment Agreement or furnished to the Investor in connection with this Investment Agreement, proves untrue in any material respect on the date as of which made or as of which the same is to be effective;

                           (e) The Company becomes bankrupt, or makes an
assignment for the benefit of creditors, or applies for or consents to the






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appointment of a trustee or receiver or for the major part of its properties.
Notwithstanding anything to the contrary in this Paragraph 7, the Company shall not have any opportunity to cure any default occuring in this Sub-Paragraph 7.1(e);

                           (f) A trustee or receiver is appointed for the
Company or for a material part of its properties and the order of such appointment is not discharged, vacated or stayed within 60 days after such appointment;

                           (g) Any judgment, writ or warrant of attachment or of
any similar post-judgment process in an amount in excess of $25,000 shall be entered or filed against the Company or against any of its properties or assets and remains unpaid, unvacated, unbonded or unstayed for a period of 30 days; or

                           (h) Bankruptcy, reorganization, arrangement,
insolvency, or liquidation proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against the Company and, if so instituted, are consented to by the Company, or, if contested, are not dismissed by the adverse parties or by an order, decree or judgment within 60 days after such institution. Notwithstanding anything to the contrary in this Paragraph 7, the Company shall not have any opportunity to cure any default occuring in this Sub-Paragraph 7.1(h).

                       7.2 Notice to Holder. When any condition, event or act described in section 7.1 has occurred or exists, the Company agrees to give notice thereof to the Investor within three business days of knowledge of such condition, event or act.

                       7.3 Put. When any Event of Default described in section
7.1 has occurred and for so long as such Event of Default is continuing, the Investor may at its option and without notice, put the Shares to the Company and require the Company to immediately pay in cash therefor $1.00 per share plus any accrued and unpaid dividends thereon.

                       7.4 Expenses; Audit. The Company agrees to pay to the Investor all reasonable costs and expenses incurred by them (including reasonable attorneys' fees) in connection with the enforcement or amendment of any provisions of this Investment Agreement. In addition, when an Event of Default has occurred, the Investors shall be entitled to retain, at the Company's expense, an independent certified public accountant, chosen by the Investors, to conduct an audit of the Company's financial statements.

                       7.5 Remedies Cumulative. The remedies provided in this
section 7 are in addition to, and not in limitation of, any other rights and remedies






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

the Investor may have upon an Event of Default. The Investor may exercise any or all of the remedies provided by this section 7.

                  8. Representations and Warranties of Investor. The Investor represents and warrants to the Company:

                       8.1 Capacity. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of and to protect its own interest in connection with the acquisition of the Shares.

                       8.2 Accredited Investor. The Investor is an "accredited investor" as defined in Regulation D promulgated under the Securities Act.

                       8.3 Restricted Securities. The Investor acknowledges and is aware the Shares will be issued pursuant to applicable exemptions from registration under the securities laws of the United States and certain states in which the Shares may be offered and sold, and the regulations promulgated thereunder and the Shares have not been registered under the Securities Act in reliance upon the exemption from registration provided by sections 3(b) and 4(2) thereof and Regulation D promulgated thereunder, and, in connection therewith, the Investor covenants and agrees that it will not offer, sell or otherwise transfer the Shares unless and until the Shares are registered pursuant to the Securities Act and the laws of all jurisdictions, which in the opinion of the Company may be applicable, or unless the Shares are otherwise exempt from registration thereunder. Investor further acknowledges that it has committed no act that could cause the sale and delivery of the Shares to not be exempt from the requirement of registration under the Securities Act of 1933, as amended ("Securities Act") and applicable state "Blue Sky" laws.

                       8.4 Investment Purpose. The Investor is making this investment for its own account and not for the account of others and not with a view to the distribution of Shares, and has no present intention of reselling or dividing any Shares so acquired.

                       8.5 Existence and Rights. The Investor is a corporation duly organized and validly existing under the laws of the State of Iowa. The Investor has the corporate power and corporate authority to enter into and perform this Investment Agreement.

                       8.6 Agreement Authorized. The execution and delivery of this Investment Agreement and the other agreements referred to herein and the performance by the Investor of each of the respective terms, covenants and agreements are not in contravention of, or in conflict with, any law, ordinance, regulation, governmental license, approval or tariff known to the Investor or any known order or decision of any court, any term or provision of the Investor's Articles of Incorporation or By-Laws, or the terms of any agreement, restriction or undertaking to which the Investor is a party or by which it is bound. All action on the part of the Investor, and all necessary or appropriate approvals and consents for the due execution, delivery and performance of this Investment Agreement, including the ability to provide the funding required hereby have been duly and validly obtained or taken. This Investment Agreement constitutes, and on the Closing Date will constitute, the valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium and similar laws of general application affecting creditors' rights, and except as enforcement may be limited by general equitable principles.

                       8.7 Proceedings and Documents Satisfactory. By executing this Investment Agreement, the Investor warrants that all proceedings taken in connection with this Investment Agreement have been acceptable and that all documents and other information desired or requested by the Investor have been provided and were and are, in form and substance, satisfactory to the Investor.

                       8.8 Risks. Investor is aware of all material risks associated with investments in start-up companies generally and start-up telecommunications companies specifically, including without limitation companies engaging in the competitive local exchange, long distance, and internet markets of the Southeast United States of America. Except as specifically set forth in this Agreement, Investor does not rely on any statement or omission by any officer, agent, employee of the Company in evaluating whether to invest in the Company.

                       8.9 Business Plan. Investor has reviewed and consents to the Company's strategy, goals, and methods of execution of same as set forth in the Company's current business plan ("Business Plan"). Investor does not rely on any and understands that there has not and cannot be any representations, warranties or assurances by the Company that the goals, projections, plans, milestones, revenues, and intentions set forth in the Business Plan will be met, achieved, successful, reached, received or realized in any manner or degree whatsoever. The Company shall, however, use its best efforts to meet the goals set forth in the Business Plan.

                  9. Transfer of Securities.

                       9.1 Transferability. Transfer of the Shares shall be made only on the books of the Company, respectively, by the holder of record thereof or by their legal representatives who shall furnish proper evidence of authority to transfer, or by their attorney thereunto authorized by power of attorney duly executed and filed with the secretary of the Company. The holder in whose name the Shares stands on the books of the Company shall be deemed by the Company to be owner thereof for all purposes.

                       9.2 Restrictive Legends. Unless and until otherwise permitted by this section, each instrument evidencing Shares issued or to be issued under this Agreement shall contain or otherwise be imprinted with a suitable legend in substantially the following form:

                  "This security has not been registered under the Securities Act of 1933 or any state securities act, and has been acquired for investment and not with view to, or for sale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended. Also, this security may be transferred only pursuant to an Investment Agreement dated as of March 3, 1999 (the "Investment Agreement"). Notwithstanding any other provisions contained herein, no transfer of this security shall be made unless the conditions specified in section 9 of said Investment Agreement have been fulfilled. A copy of the Investment Agreement is on file and available for inspection at the principal offices of the Company."

                  10. Additional Provisions.

                       10.1 Survival of Representations and Warranties. All representations and warranties contained herein or made by or on behalf of the Company in writing in connection with the transactions contemplated herein shall be true and correct as of the Closing and shall survive the consummation of the transactions contemplated hereby for one year from the Closing.

                       10.2 Successors and Assigns. This Investment Agreement shall be binding upon and inure to the benefit of the Investor and the Company and their respective successors and assigns.

                       10.3 Notices. All notices, demands, and communications provided for herein or made hereunder shall be hand-delivered, or sent by a nationally recognized overnight courier, prepaid, addressed in each case as follows, until some other address shall have been designated in a written notice given in like manner, and shall be deemed to have been given or made when so delivered or sent:

                                   (a)     if to the Company:

                                           AcTel Integrated Communications, Inc.
                                           1509 Government Street
                                           Suite 300

                                            Mobile, AL  36604

                                    (b)     if to Investor:

                                            Murdock Communications Corporation
                                            1112 29th Avenue, S.W.
                                            Cedar Rapids, IA 52404

                       10.4 No Waiver, Remedies Cumulative. No delay on the part of the Investor in exercising any right, power or privilege under this Investment Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies provided in this Investment Agreement are cumulative and are in addition to all rights or remedies which the Investor and such other holders otherwise may have in law or in equity or by statute or otherwise.

                       10.5 Amendments and Waivers. This Investment Agreement may not be changed or amended orally, and no waiver hereunder may be oral, but any change or amendment hereto or any waiver hereunder must be in writing and signed by the party or parties against whom such change, amendment or waiver is sought to be enforced.

                       10.6 Integration. This Investment Agreement, the appendices and exhibits annexed hereto and documents, schedules and certificates referred to herein contain the entire agreement between the Company and the Investor with respect to the transactions contemplated herein; and none of the parties shall be bound by nor shall be deemed to have made any representations and/or warranties except those contained herein and therein.

                       10.7 Separability. If any provision of this Investment Agreement is held for any reason to be unenforceable by a court of competent jurisdiction, the remainder of this Investment Agreement shall, nevertheless, remain in full force and effect in such jurisdiction.

                       10.8 Headings. The headings in this Investment Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

                       10.9 Governing Law. This Investment Agreement is made in the State of Alabama and shall be governed by and construed in accordance with the internal laws of said State. The parties consent to the personal jurisdiction of said state and the exclusive venue for any litigation concerning this Investment Agreement shall be Mobile, Alabama.

                       10.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute the same instrument.


                                   ACTEL INTEGRATED
                                   COMMUNICATIONS, INC.

                                   BY /s/ John Beck
                                     -------------------------------------------
                                   Its    President
                                     -------------------------------------------


                                   MURDOCK COMMUNICATIONS
                                   CORPORATION

                                   BY /s/ Thomas E. Chaplin
                                     -------------------------------------------
                                   Its    Chief Executive Officer
                                     -------------------------------------------


                                      /s/ John Beck
                                   ---------------------------------------------
                                   John Beck, Shareholder


                                      /s/ Richard Courtney
                                   ---------------------------------------------
                                   Richard Courtney, Shareholder
















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